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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 9, 2005

                                 NARROWSTEP INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  333-108632                 33-1010941
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM                    SW6 4HU
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(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code: 011 44 20 7731 4242
     -----------------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 9, 2005 the Registrant and Ernst & Young LLP mutually agreed to terminate their company-auditor relationship so that Ernst & Young LLP will no longer serve as the Registrant's independent registered public accounting firm, and on December 14, 2005 the Registrant appointed Rothstein Kass as its independent registered public accounting firm. The decision to terminate the relationship with Ernst & Young LLP and engage Rothstein Kass was approved by the Registrant's Board of Directors.

Ernst & Young LLP's report on the Registrant's financial statements as of and for the fiscal years ended February 29, 2004 and February 28, 2005 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles, other than, in each case, to include an explanatory paragraph relating to the Registrant's ability to continue as a going concern. However, on June 30, 2005, in connection with its audit of the Registrant's financial statements for the fiscal year ended February 28, 2005, Ernst & Young LLP informed the Registrant of the following deficiencies in its internal controls over financial reporting that Ernst & Young LLP considered to be material weaknesses and significant deficiencies:

        o No control is in place to ensure that revenue is recognized only when there is evidence of a contract or arrangement and proof of service delivery.

        o No control is in place to ensure adequate accrual is made for all goods and services received in a period but not invoiced.

        o No control is in place to reconcile on a monthly basis all control accounts and to correct errors as they are detected.

        o No control is in place to ensure that time spent to support the capitalization of software development costs is recorded and that projects are segregated into major enhancements and improvements.

        o There are not adequate resources to ensure a timely and accurate financial statement closing, preparation and reporting process.

There were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report.

Through December 14, 2005 neither the Registrant nor anyone on its behalf consulted with Rothstein Kass with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on its consolidated financial statements, or any other matter or reportable event as set forth in Item 304 of the SEC's Regulation S-B. However, prior to the engagement of Rothstein Kass as the Registrant's independent registered public accounting firm, Rothstein Kass provided tax preparation and consultation services to the Registrant.

The Registrant provided Ernst & Young LLP with a copy of the foregoing disclosures and requested a letter, addressed to the Securities and Exchange Commission, stating Ernst & Young's LLP's agreement with such statements. By letter dated December 14, 2005, Ernst & Young LLP stated that it agreed with the statements contained herein related to it.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit 16.1  Letter from Ernst & Young LLP on change in certifying accountants.




                                       -3-
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NARROWSTEP INC.




                                        By: /s/ Steven Crowther
                                           --------------------------------
                                           Steven Crowther
                                           Senior Vice President and
                                             Chief Financial Officer


Dated:  December 14, 2005